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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2000

                                INTERLOGIX, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                        0-24900               06-1340453
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)



            12345 SW Leveton Drive
               Tualatin, Oregon                                      97062
   (Address of Principal Executive Offices)                       (ZIP CODE)
Registrant's Telephone Number, including area code:             (503) 691-7243



                             ITI TECHNOLOGIES, INC.
                            2266 North Second Street
                        North Saint Paul, Minnesota 55109
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          (a)  Previous independent accountant.

               (i) On May 2, 2000, PricewaterhouseCoopers LLP, the independent public accountants of Interlogix, Inc., a Delaware corporation formerly known as ITI Technologies, Inc. (the "Registrant") was dismissed from its engagement to audit the Registrant's financial statements.

               (ii) The reports of PricewaterhouseCoopers LLP issued on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

               (iii) In connection with its audits for the two most recent fiscal years and through May 2, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

               (iv) During the two most recent fiscal years and through May 2, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               (v) The Registrant has provided PricewaterhouseCoopers LLP with a copy of these disclosures and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 9, 2000, is filed as Exhibit 16 to this Form 8-K.

          (b)  New independent accountant.

               (i) On May 2, 2000, the Registrant engaged Arthur Andersen LLP as the independent accountant to audit the Registrant's consolidated financial statements. During the two most recent fiscal years and the subsequent interim period through May 2, 2000, the Registrant did not consult Arthur Andersen LLP regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements, nor on any matter that was either the subject of a disagreement or a reportable event. Arthur Andersen LLP had previously been engaged as the independent accountant to audit the financial statements of SLC Technologies, Inc., which merged with and into the Registrant on May 2, 2000.

               (ii) The decision to change certifying accountants was approved by the board of directors of the Registrant.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits

               The exhibits listed on the Exhibit Index on page 3 are filed as part of this Report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERLOGIX, INC.


                                         By:  /s/ JOHN R. LOGAN
                                              -----------------
                                              Name:  John R. Logan
                                              Title: Assistant Secretary and
                                                     Chief Financial Officer

Date:  May 9, 2000


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                                  EXHIBIT INDEX


   Exhibit                            Description                        Page No
   -------                            -----------                        -------
    16.1     Letter from PricewaterhouseCoopers LLP dated May 9, 2000       4
             regarding change in certifying accountant


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